[SHIP]
                              THE VANGUARD GROUP(R)
        VANGUARD(R) FUNDS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

  IMPORTANT INFORMATION ABOUT A NEW REDEMPTION FEE FOR VANGUARD INTERNATIONAL
                         FUNDS EFFECTIVE JUNE 27, 2003

A new fee for redemptions within two months of purchase applies to the following Vanguard international funds:

                    Vanguard(R) Developed Markets Index Fund
                 Vanguard(R) Emerging Markets Stock Index Fund*
                      Vanguard(R) European Stock Index Fund
             Vanguard(R) Institutional Developed Markets Index Fund
                   Vanguard(R) International Explorer(TM) Fund
                      Vanguard(R) International Growth Fund
                      Vanguard(R) International Value Fund
                      Vanguard(R) Pacific Stock Index Fund
                Vanguard(R) Total International Stock Index Fund


Effective June 27, 2003, each of these funds will charge a 2% fee on shares redeemed (either by selling, by exchanging to another fund, or by application of the low-balance account-closure policy) within two months of purchase. Shares held for two months or more are not subject to the 2% fee. This policy applies only to shares purchased on or after June 27, 2003.

Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemption-fee status of your shares on a proportionate basis.

For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (37.5 shares) exempt from the redemption fee and 75% of those shares (112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

1. Redemptions because of the death of a shareholder (if certified copy of death certificate provided);
2. Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;
3. Redemptions because of required minimum distributions from and IRA or other retirement plan for which Vanguard serves as the trustee or custodian;
4.   Redemptions within certain Vanguard advisory programs;
5. Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized market or support services; and
6. Redemptions within certain pension plans as required by law or regulatory authorities.


*Vanguard Emerging Markets Stock Index Fund currently assesses a 0.5% fee on all shares redeemed. When the fund adopts the new 2% short-term redemption fee, shareholders will be subject to it on shares redeemed within two months of purchase, but will not subject to the 0.5% redemption fee. Shares held for two months or more from the date of purchase will not be subject to the 2% redemption fee, but subject to the 0.5% redemption fee.



(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              062003